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                                                                   EXHIBIT 10(D)





                              BANK ONE CORPORATION
                           DEFERRED COMPENSATION PLAN
                           Effective January 1, 2000
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                              BANK ONE CORPORATION
                           DEFERRED COMPENSATION PLAN
                           Effective January 1, 2000

     1.  Purpose.  The purpose of the BANK ONE CORPORATION Deferred Compensation
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Plan (the "Plan") is to provide individuals described in Section 3 who are employees of BANK ONE CORPORATION (the "Corporation") and its subsidiaries and affiliates (each an "Employer"; collectively, the "Employers") with the opportunity to elect to defer the payment of all or a portion of their Covered Compensation.

     2.  Definitions.
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         (a) Beneficiary means any person or entity designated by a
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Participant on a form provided by the Plan Administrator to receive benefits in the event of the death of the Participant. Each designation shall revoke a Participant's previous designations and shall be effective only when filed in writing and accepted by the Plan Administrator during the Participant's lifetime. If a Participant fails to designate a Beneficiary in the manner provided above, the Participant's account hereunder shall be distributed to the legal representative or representatives of the Participant's estate.

          (b) Board means the Board of Directors of the Corporation, excluding
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any member who is an officer or Employee of the Corporation.

          (c) BOC Plan means the Banc One Corporation Compensation Deferral
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Plan, as in existence immediately prior to the Effective Date.

          (d) Committee means the Organization, Compensation and Nominating
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Committee of the Board.
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          (e) Code means the Internal Revenue Code of 1986, as amended.
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          (f) Corporation means BANK ONE CORPORATION or its successor or
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successors and its fifty percent (50%) or more owned subsidiaries.

          (g) Covered Compensation means the amount of a Participant's annual
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cash incentive bonus or bi-weekly salary, as well as any other cash compensation, designated by the Committee as eligible for deferral. The Committee may express such amount as a whole percentage or a whole dollar amount, and the Plan Administrator shall communicate such limits to the Participant prior to his or her enrollment in the Plan.

          (h) Effective Date means the effective date of this amended and
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restated  Plan, January 1, 2000.

          (i) Educational Account means an account established at the election
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of a Participant, consisting of funds the Participant elects to use for eligible educational expenses, as provided under Section 6(c) hereof and rules established by the Plan Administrator for the administration of Educational Accounts.

          (j) Eligible Employee means an Employee who satisfies the
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requirements of Section 3.

          (k) Employee means an individual who is employed by an Employer.
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          (l) Exchange Act means the Securities Exchange Act of 1934, as
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amended.

          (m) FCNBD Plan means the First Chicago NBD Corporation Deferred
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Compensation Plan, as in existence immediately prior to the Effective Date.

          (n) FUSA Plan means the First USA Deferred Compensation Plan, as in
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existence immediately prior to the Effective Date.

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          (o) Investment Funds means those investment alternatives under the
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Plan which will be used to calculate the periodic investment experience of each
Participant's account and shall be the investment alternatives offered under the BANK ONE CORPORATION Savings and Investment Plan or any other investment alternatives designated by the Committee.

          (p) Participant means either (i) an Eligible Employee who has elected
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to defer all or a portion of Covered Compensation, (ii) a former Employee for whom an account is maintained under the Plan, or (iii) an individual whose unfunded accrued benefit under another unfunded, non-tax-qualified deferral plan is transferred to this Plan, as described in Section 3.

          (q) Plan means the BANK ONE CORPORATION Deferred Compensation Plan.
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This Plan is an amendment and restatement of the FCNBD Plan and the BOC Plan, and is also intended to replace the FUSA Plan as of the effective date of this amendment and restatement.

          (r) Plan Administrator means the Corporation's Head of Compensation
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and Benefits; provided, however, that, the Committee shall be the Plan
Administrator with respect to any Participant who is an "officer" as defined in
Section 16 of the Exchange Act.

     3.  Eligibility.  The Committee shall designate the Employees who are
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eligible to participate in this Plan.  In addition, each individual who is a participant under the FCNBD Plan or BOC Plan as in effect on the day immediately preceding the Effective Date and each former Employee for whom an account is maintained under the Plan shall participate in this Plan to the extent of any deferred amounts that remain unpaid.

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     4.  Transfers from Other Plans.  Subject to the approval of the Plan
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Administrator, the Plan may accept the transfer of (a) any unfunded account or benefit that would otherwise be accrued on behalf of an individual under the terms of an agreement in effect between such individual and the Corporation or an entity acquired by or merged with or into the Corporation; and (b) an individual's accrued benefit from another unfunded deferred compensation or severance plan maintained by the Corporation, or an entity acquired by or merged with or into the Corporation, at which time the individual will become a Participant to the extent of the transferred unfunded account or benefit. Such transferred benefit shall be credited to the Participant's account under this Plan and shall become subject to the terms and conditions of this Plan.

     5.  Election to Defer Covered Compensation.  An Eligible Employee may elect
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to defer payment of Covered Compensation for a period established by the Plan
Administrator. Such period may be determined by reference to a specific date or event. The Plan Administrator shall establish guidelines and procedures regarding an Eligible Employee's right to elect and/or modify an election to defer the payment of Covered Compensation. The Plan Administrator may revise such guidelines and procedures from time to time as it deems necessary or appropriate.

     6.  Participant's Account.
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         (a) The amount of Covered Compensation that has been deferred shall be credited to a memorandum or book entry account maintained on behalf of the Participant. Amounts credited pursuant to this Plan are credited for bookkeeping purposes only, shall not

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represent either a cash deposit or actual shares or units in any of the
Investment Funds, shall not give any Participant any special right in cash or shares held or owned by the Corporation, and shall not give rise to any cause of action by Participants against the Corporation, except at such time as the Participant shall become entitled to receive payment in cash in accordance with the terms of this Plan. The Plan Administrator shall furnish quarterly statements to Participants showing the amounts credited to each of the Investment Funds as of the statement date.

          (b) Amounts transferred under Section 3 from a plan, program or arrangement maintained by the Corporation (including a plan maintained solely for the purpose of providing retirement benefits for Employees in excess of the limitations imposed by Sections 401(a)(17), 401(k), 402(g) and 415 of the Code) may, in the Plan Administrator's sole discretion, be aggregated with other deferred amounts.

          (c) The Plan Administrator may, in its sole discretion, establish rules under which a Participant may elect to segregate amounts from his or her account into a separate Educational Account to be used to pay specified educational expenses. The Participant shall be required to make elections regarding the establishment of an Educational Account within time periods established by the Plan Administrator. The Plan Administrator, in its sole discretion, may aggregate with other deferred amounts any funds previously designated by a Participant for allocation to an Educational Account, subject to any restrictions and penalties provided under Section 10(d).

     7.  Investment of Participant's Account.  A Participant shall elect to have
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his or her account treated as if invested in one (1) or more of the Investment
Funds. The Participant's account will be adjusted periodically to reflect the investment experience of the

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Investment Funds that the Participant elected. Each Participant may file an election with the Plan Administrator (in the manner prescribed by the Plan Administrator) to reallocate the investment of his account among the Investment Funds. The frequency, timing and form of investment reallocation directions shall be determined by the Plan Administrator. To the extent necessary to comply with Section 16 of the Exchange Act, the Plan Administrator shall establish rules regarding and otherwise restrict the extent to which an "officer," as defined under Section 16 of the Exchange Act, may elect to have his or her account, or any portion thereof, treated as though it were invested in the BANK ONE CORPORATION common stock investment fund. If a Participant fails to make an election under this Section 7, his or her account shall be treated as though it were invested in the Investment Fund consisting of shares of a money market fund. In addition and notwithstanding the foregoing, the Plan Administrator may, in its sole discretion, determine the investment treatment afforded to amounts allocated by a Participant to an Educational Account.

          8.  Benefit.  A Participant shall be entitled to a distribution of his
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account, equal to the amount deferred or transferred and adjusted for the investment experience attributable to such deferred or transferred amounts as though such amounts been invested in the Investment Funds as directed by the Participant.

          9.  Distribution of Accounts Pursuant to Participant's Election.
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The Plan Administrator, in its sole discretion, shall establish rules governing the distribution of a Participant's account, including special rules governing the distribution of a Participant's

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benefits at the time of his or her (a) death or (b) termination of employment prior to satisfying specified age and service requirements for retirement.

          10.  Payments Prior to Death or Termination of Employment.
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               (a)  In the event a Participant experiences an unforeseeable emergency, as determined under paragraph (b) below, the Plan Administrator may authorize the distribution of all or a portion of the Participant's account, without regard to the payment dates otherwise established by the Plan Administrator under Sections 5 and 9, but only if the Plan Administrator determines that such action is necessary to prevent severe financial hardship to the Participant. Such action shall be taken only if a Participant (or his legal representatives or successors) signs an application describing fully the circumstances which are deemed to justify the payment, together with an estimate of the amounts necessary to prevent severe financial hardship. Each such application shall be approved by the Plan Administrator, who shall certify that, according to the best of his knowledge and belief the statements on the application are true. The Plan Administrator, in its sole discretion, may suspend deferrals of Covered Compensation by Participants receiving distributions under this Section 10(a) for up to twelve (12) months following receipt of such distributions by the Participants.

               (b) For the purpose of this Section 10, the term "unforeseeable emergency" shall mean a severe financial hardship to a Participant or his dependents (as defined in Section 152(a) of the Code), loss of a Participant's property due to casualty, or other similar extraordinary and unforeseeable circumstances beyond the Participant's control. Hardship payments shall only be made to the extent necessary to satisfy the emergency need, and shall not be made to the extent that the hardship is or may be relieved through other means, including

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reimbursement or compensation, by insurance or otherwise, or by cessation of deferrals under this Plan.

          (c) Upon the request of a Participant, the Plan Administrator may also authorize the distribution of all or a portion of the Participant's account, without regard to the payment dates established by the Plan Administrator under Sections 5 and 9, provided the portion of the Participant's account from which such distribution is made is first reduced by an amount that shall equal the greater of either (i) ten percent (10%) of the applicable portion of the Participant's account, or (ii) a "substantial penalty" as determined by the Plan Administrator upon advice of counsel so as to assure there is no constructive receipt of Participants' accounts under the Plan.

          (d) In the event that a Participant establishes an Educational Account (as described under Section 6(c) hereof), the Participant may request a distribution from his or her Educational Account in order to pay eligible educational expenses. The Plan Administrator shall establish guidelines and procedures relating to (i) the types and verification of eligible education expenses, and (ii) requests for payments from an Educational Account. If amounts remain in a Participant's Educational Account at the close of the period determined by the Plan Administrator for use thereof, or if the Plan Administrator determines that amounts paid to a Participant from his or her Educational Account are not used for eligible educational expenses, the Plan Administrator may reduce the amount remaining in the Participant's Educational Account by an amount equal to the greater of (i) the amount remaining in the Educational Account or so misused by the Participant (as applicable), multiplied by ten percent (10%), or (ii) a "substantial penalty" as determined by the Plan Administrator upon advice of counsel so as to assure there is no constructive receipt of Participants' accounts under the Plan. If the funds

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remaining in the Participant's Educational Account are insufficient to make such reduction, the Plan Administrator shall reduce the Participant's account by the amount determined under the preceding sentence.

     11.  Acceleration of Payment.  The Chief Executive Officer or Chairman of
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the Board of the Corporation may, in his sole discretion, accelerate any payment under this Plan for any Participants who are not "officers," as defined under
Section 16 of the Exchange Act.   The Committee may, in its sole discretion,
accelerate any payment under this Plan for Participants who are "officers," as defined under Section 16 of the Exchange Act.

     12.  Withholding.  In administering the Plan, the Corporation shall
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withhold any sums required to be withheld under any applicable local, state and federal tax laws.

     13.  Valuation of Account Prior to Distribution.  A Participant's
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distributable account shall be valued as of the first business day of the month of payment.

     14.  Administration.  This Plan shall be administered by the Plan
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Administrator, and its decision on any matter involving the interpretation of the Plan shall be final and binding on all parties; provided, however, that the Plan Administrator may not take any action with respect to any benefits payable to the Plan Administrator under the Plan unless such action could have been taken even if he were not the Plan Administrator. The Plan Administrator shall have the full responsibility, power and authority to administer the Plan and, within the limits provided by the Plan, the power to:

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          (a)  Determine, in its sole discretion, all questions arising concerning the construction and interpretation of the Plan and in its administration, including, but not by way of limitation, the determination of the rights of eligibility under the Plan of Employees, Participants, and Beneficiaries, the amount of their respective benefits and the timing and method of distribution, and to interpret and remedy, if necessary, ambiguities, inconsistencies, or omissions;

          (b) Adopt such rules and regulations as it may deem reasonably necessary for the proper and efficient administration of the Plan and consistent with its purpose;

          (c) Enforce the Plan, in accordance with its terms and with the Plan Administrator's rules and regulations; and

          (d) Do all other acts, in its judgment necessary or desirable, for the proper and advantageous administration of the Plan.


     15.  Miscellaneous.
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          (a)  Prohibition on Alienation.  Benefits under the Plan may not be
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anticipated, alienated, assigned or encumbered and any attempt to do so shall be void; except however, to the extent permitted by applicable law, the Corporation, in its sole discretion, may reduce a Participant's account by any amounts owing by the Participant to the Corporation.

          (b)  Litigation by Participants or Other Persons. To the extent
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permitted by law, if a legal action begun against the Corporation or an Employee or director thereof, or the Board, or any member thereof, by or on behalf of any person results adversely to

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that person, or if a legal action arises because of conflicting claims to benefits accrued and/or payable to a Participant or Beneficiary, the cost to the Corporation or Employee or director thereof, or the Board or any member thereof, of defending the action will be charged to the extent possible to the sums, if any, that were involved in the action or were payable to, or on account of, the Participant or Beneficiary concerned.

          (c)  Indemnification.  Any person who is or was a director, officer,
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or Employee of the Corporation and each member of the Board shall be indemnified and saved harmless by the Corporation from and against any and all liability or claims of liability to which such person may be subjected by reason of any act done or omitted to be done in good faith with respect to the administration of the Plan, including all expenses reasonably incurred in the Participant's defense in the event that the Corporation fails to provide such defense.

          (d)  Rights to Employment.  Participation in the Plan shall not
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confer upon any Participant any right with respect to continued employment by the Corporation.

          (e)  Expenses.  All expenses of administering the Plan shall be
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borne by the Corporation.

          (f)  Other Plans.  Nothing contained herein shall prevent the
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Corporation from establishing or maintaining other plans in which Participants in this Plan may also participate.

          (g)  Facility of Payment.  When, in the Plan Administrator's opinion,
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a Participant or Beneficiary is under a legal disability or incapacitated in any way so as to be unable to manage the Participant's or Beneficiary's financial affairs, the Plan Administrator may direct that the amount of the Participant's or Beneficiary's payment hereunder be made to the Participant's or Beneficiary's legal representative or to another person for such Participant's or

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Beneficiary's benefit, or the Plan Administrator may direct that such amount be applied for the benefit of the Participant or Beneficiary in any way the Plan Administrator considers advisable.

          (h)  Notices.  Any communication, statement or notice addressed to a
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Participant who is a current Employee at his work location or to a former
Employee at his last post office address shown on his employer's records, will be binding upon the Participant for all purposes of the Plan. Neither the Plan Administrator nor the Corporation shall be obliged to search for or ascertain the whereabouts of any Participant. For purposes of this Section 15(h), the term "Participant" includes any person entitled by reason of a Participant's death or legal disability to that Participant's deferred Covered Compensation under the Plan.

          (i)  Records.  All records held by Corporation Compensation with
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respect to an Employee shall be binding upon everyone for  purposes of the Plan.

     16.  Amendment and Termination.  The Corporation, by a resolution of the
          -------------------------
Committee, may amend or terminate the Plan at any time; provided, however, that, except as may otherwise be required by law, no such amendment to or termination of the Plan shall reduce the benefits to which a Participant (or his Beneficiary) is entitled under the Plan as of the date of such amendment or termination. The Chief Executive Officer or the Head of Human Resources of the Corporation may amend the Plan in any non-material respect. Whether the amendment is material or not shall be determined by Chief Executive Officer or Head of Human Resources in his sole discretion.

     17.  Financing of Plan Benefits.  Any benefits payable to a Participant or
          --------------------------
Beneficiary under the Plan shall be financed from the general assets of the Participant's

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employer, and no Participant, Beneficiary or group of Participants and/or
Beneficiaries shall acquire any claim upon any specific asset of an employer solely by reason of his being a Participant or Beneficiary under the Plan. This paragraph shall not prohibit the Corporation from transferring assets to a grantor trust for the purpose of providing benefits hereunder, which grantor trust shall remain subject to the claims of the Corporation's creditors. The accounting and recordkeeping of this Plan shall be entirely separate from any other plan.

     18.  Gender and Number.  Words denoting the masculine gender shall include
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the feminine and neuter genders, the singular shall include the plural and the plural shall include the singular wherever required by the context.

     19.  Severability.  The Plan is intended to comply in all aspects with
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applicable law and regulation, including Section 16 of the Exchange Act and Rule
16b-3 of the Securities Exchange Commission. If any provision of the Plan shall be held invalid, illegal or unenforceable in any respect under applicable law and regulation, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby, and the invalid, illegal or unenforceable provision shall be deemed null and void; provided however, that, to the extent permissible by law, any provision which could be deemed null and void shall first be construed, interpreted or revised retroactively to permit the Plan to comply with all applicable laws.

     20.  Benefits Intended for Select Group of Management or Highly Compensated
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Employees.  This Plan is intended to be maintained primarily for the purpose of
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providing deferred compensation for a select group of management or highly compensated employees and shall be interpreted and administered accordingly.

     21.  Controlling Laws.  To the extent not superseded by Federal law, the
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laws of Illinois, without regard to its laws of conflict, shall be controlling in all matters relating to the Plan.

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                           SUMMARY OF CHANGES TO THE
                BANK ONE CORPORATION DEFERRED COMPENSATION PLAN


Elimination of Bank One Common Stock Mapping
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Effective January 1, 2001, no new deferrals can be allocated to the Bank One stock alternative. Deferrals that were previously allocated to Bank One stock will remain so allocated until a participant reallocates such deferrals to other alternatives.

Elimination of Educational Account
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The administrator's right to allow participants to establish educational accounts to fund higher education expenses has been eliminated.